EXHIBIT (J)


                CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 8, 2002, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-61254)of Gabelli Capital Asset Fund.





                                                         /S/ ERNST AND YOUNG LLP
                                                         -----------------------
                                                         ERNST & YOUNG LLP


New York, New York
April 29, 2002